SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 28, 2003
(Date of earliest event reported)

Commission File No. 333-90830




                        Asset Backed Funding Corporation
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        Delaware                                         75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                   28255
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Address of principal executive offices                   (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


                             100 North Tryon Street
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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
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            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(99) Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


April 28, 2003

                                   By:    /s/ Michael P. Schoffelen
                                       ----------------------------------------
                                       Name:  Michael P. Schoffelen
                                       Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99)                    Computational Materials, Structural             E
                        Term Sheets and Collateral Term
                        Sheets prepared by Banc of
                        America Securities LLC in
                        connection with C-BASS Mortgage
                        Loan Asset-Backed Certificates,
                        Series 2003-CB2